UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2009 (January 8, 2009)
ALSERES PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

239 South Street, Hopkinton, Massachusetts	01748

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 8, 2009, Alseres Pharmaceuticals, Inc. (“Alseres”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) to sell 1.0 million shares of its common stock, $0.01 par value per share (the “Common Stock”), to Robert Gipson (the “Private Placement”). Alseres completed the Private Placement for gross proceeds of $1.0 million.
     Pursuant to the Securities Purchase Agreement, Alseres agreed to file a registration statement with the Securities and Exchange Commission within 60 days following the last closing under the Private Placement, registering for resale of the Common Stock. Alseres also agreed to use its reasonable best efforts to have the registration statement declared effective as soon as practicable after the filing date of the registration statement, but in any event within 90 days after the filing date of the registration statement or 120 days if the registration statement becomes subject to review by the Securities and Exchange Commission. Alseres has agreed to maintain the registration statement’s effectiveness until the earlier of (i) the date that all registrable securities (as defined in the Securities Purchase Agreement) covered by the registration statement have been sold or (ii) can be sold publicly under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without any volume, manner of sale or other restrictions.
Item 3.02. Unregistered Sales of Equity Securities.
     On January 8, 2009, Alseres completed the sale of an aggregate of 1.0 million shares of its Common Stock, to Robert Gipson for gross proceeds of $1.0 million.
     The Common Stock was offered and sold in the Private Placement to an accredited investor without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.
Item 8.01. Other Events.
     On January 13, 2009, Alseres announced that it had entered into the Securities Purchase Agreement for the sale of the Common Stock in the Private Placement. A copy of the press release announcing the Securities Purchase Agreement and the Private Placement is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alseres Pharmaceuticals, Inc.
Date: January 13, 2009	By:	/s/ Kenneth L. Rice, Jr.
Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 13, 2009.